                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   Form 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                            The Securities Act 1934


Date of Report (Date of earliest event reported)    March 17, 1995
                                                 -------------------------------



                               Respironics, Inc.
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            (Exact name of registrant as specified in its charter)



Delaware                       000-16723      25-1304989
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State or other jurisdiction    Commission     IRS Employer
of incorporation               File Number    identification
                                              Employees


1001 Murry Ridge Drive, Murrysville, PA    15668
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(Address of principal executive officers)  (Zip)


Registrant's telephone number, including area code    (412) 733-0200
                                                   -----------------------------



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        (Former name and former address, if changed since last report)

Item 1.         Changes in Control of Registrant

                None


Item 2.         Acquisition or Disposition of Assets.

                On March 17, 1995, Respironics announced that it had agreed to acquire Vitalog Monitoring, Inc., a privately held, California-based designer, manufacturer and marketer of sleep monitoring and diagnostic equipment (see press release attached).


Item 3.         Bankruptcy or Receivership.

                None


Item 4.         Changes in Registrant's Certifying Accountant.

                None


Item 5.         Other Events.

                None


Item 6.         Resignation of Registrant's Directors.

                None


Item 7.         Financial Statements and Exhibits.



Exhibit
Number
99.1            Respironics Inc. Press Release, dated March 17, 1995, regarding
                Acquisition of Vitalogic Monitoring, Inc.


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                         Respironics, Inc.
                                                  ------------------------------
                                                         (Registrant)


3.29.95                                                  /s/ Dorita A. Pishko
- ---------                                         ------------------------------
(Date)                                                   (Signature)


                                                         Dorita A. Pishko
                                                         Corporate Secretary